SCHEDULE 14A
                   Information Required in Proxy Statement
                                 (Rule 14a-101)
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant                         /X/
Filed by a Party other than the Registrant      /   /

Check the appropriate box:
/X/   Preliminary Proxy Statement
/   / Confidential,  for Use of the  Commission  Only  (as  permitted  by Rule
14a-6(e)(2))
/    /      Definitive Proxy Statement
/   / Definitive Additional Materials
/   / Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                       OPPENHEIMER MAIN STREET FUNDS, INC.
                            on behalf of its series,
                  Oppenheimer Main Street Growth and Income


               (Name of Registrant as Specified in its Charter)

                                Kathleen T. Ives

                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/  /  $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2) or
Item 22(a)(2)
      or Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3). / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

(2)   Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)   Proposed maximum aggregate value of transaction:

(5)   Total fee paid:

/ / Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)   Amount Previously Paid:

(2)   Form, Schedule or Registration Statement No.:  Schedule 14A

(3)   Filing Party: Kathleen T. Ives

(4)   Date Filed:  December 15, 2000


700_Sched14A-Pre_0900.doc

                                         Oppenheimer Main Street Growth & Income
                                                                          Fund,
                                      a series of Oppenheimer Main Street Funds,
 [OppenheimerFunds Logo]                                    Inc.
                                       Proxy for Shareholders Meeting To Be Held
                                                      March 16th, 2001
 Oppenheimer Main Street Growth &
 Income Fund,
 a series of
 Oppenheimer Main Street Funds, Inc.     Your shareholder vote is important!
 6803 S. Tucson Way
 Englewood, CO 80112-3924
                                         The    undersigned    shareholder    of
                                         Oppenheimer Main Street Growth & Income
                                         Fund,  a  series  of  Oppenheimer  Main
                                         Street Funds,  Inc. (the "Fund"),  does
                                         hereby  appoint  Brian  Wixted,  Robert
                                         Bishop,  and Scott Farrar,  and each of
                                         them, as attorneys-in-fact  and proxies
                                         of the undersigned,  with full power of
                                         substitution,  to attend the Meeting of
                                         Shareholders  of the  Fund  to be  held
                                         March 16th,  2001, at 6803 South Tucson
                                         Way, Englewood,  Colorado 80112 at 3:00
                                         P.M,   Mountain   time,   and   at  all
                                         Adjournments  thereof,  and to vote the
                                         shares   held   in  the   name  of  the
                                         undersigned on the record date for said
                                         meeting with respect to the election of
                                         Trustees  and the  proposals  specified
                                         below.  Said  attorneys-in-fact   shall
                                         vote  in  accordance  with  their  best
                                         judgment as to any other matter.
 To Vote By Telephone (a low-cost
 method of voting your proxy):       Proxy  solicited  on behalf of the Board of
                                     Trustees,  which  recommends a vote FOR the
 1.Read the Proxy Statement and have election  of all  nominees  for Trustee and
 your Proxy Card at hand.            FOR  each   Proposal   below.   The  shares
 2. Call toll-free 1-______________. represented   hereby   will  be   voted  as
 3. Enter the ___-digit Control      indicated  below  or  FOR if no  choice  is
 Number found on your Proxy Card.        indicated.
 4. Follow the simple instructions.
                                         Your prompt response can save your Fund
                                         money.
 Please vote, sign and mail your proxy ballot (attached below) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.
                                              Keep This Portion for Your Records

                                             Detach and Return this Portion Only
                THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

 Oppenheimer Main Street Growth & Income Fund,
  a series of  Oppenheimer  Main Street Funds,
 Inc.

1. Election of Trustees    a) W.  Armstrong g) R.  Kalinowski  For All
   (Proposal No. 1)        b) R. Avis       h) C. Kast         Withhold All
                           c) G. Bowen      i) R. Kirchner     For All Except
                           d) E.  Cameron   j) B.  Macaskill
                           e) J.  Fossel    k) F. W.  Marshall  To  withhold
                           f) S. Freedman   l) J. Swain        authority to vote
                                                              for any individual
                                                               nominee,  mark
                                                               "For All Except"
                                                               and write the
                                                               nominee's letter
                                                              on the line below.

 Vote On Proposals                                For      Against       Abstain
 2.    Ratification  of  selection of Deloitte
     &  Touche  LLP  as  independent  auditors
     (Proposal No. 2)

 3.    Approval of the  Elimination of Certain
     Fundamental   Restrictions  of  the  Fund
     (Proposal No. 3)

 a.    Purchasing securities on margin

     b. Purchasing securities of issuers in which Officers or Directors have an interest

 c.    Investing  in a company for the purpose
        of acquiring control

 d.    Investing in  mineral-related  programs
        or leases

 e.    Limits on investing in other  investing
        companies
 4.  Approval to Change Three and Eliminate
     one of the Fund's Fundamental Investment
     Restrictions to Permit Inter-Fund
     Lending (Proposal No. 4)
 a.    Borrowing

 b.    Lending

  c. Pledging of assets
  d. Diversification
  5. Approval  of a  Revision  to  the  Fund's
     Investment Objective (Proposal No. 5)
 6.  Approval  of  an  Amended  and   Restated
     Class B 12b-1  Distribution  and  Service
     Plan and Agreement  (Class B Shareholders
     only) (Proposal No. 6)
  7. Approval  of  an  Amended  and   Restated
     Class C 12b-1  Distribution  and  Service
     Plan and Agreement (Class C Shareholders only) (Proposal No. 7)

NOTE: Please sign exactly as your name(s) appears hereon. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.


Signature                                             Date

Signature (Joint Owners)                              Date








700_Ballot-Proxy00pre.doc

                 OPPENHEIMER  MAIN  STREET  GROWTH  & INCOME  FUND a  series  of
                Oppenheimer Main Street Funds, Inc.
                  6803 South Tucson Way, Englewood, CO  80112

                 Notice Of Meeting Of Shareholders To Be Held

                                 March 16, 2001

To The Shareholders of Oppenheimer Main Street Growth & Income Fund:

Notice is hereby given that a Meeting of the Shareholders (the "Meeting") of Oppenheimer Main Street Growth & Income Fund (the "Fund"), a series of the Oppenheimer Main Street Funds, Inc., will be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 3:00 P.M., Mountain time, on March 16, 2001.

During the Meeting, shareholders of the Fund will vote on the following proposals:

1.    To elect a Board of Directors;

2. To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Fund for the fiscal year beginning September 1, 2000;

3.    To  approve   the   elimination   of  certain   fundamental   investment
   restrictions of the Fund;

      4. To approve changes to three and the elimination of one fundamental investment restrictions of the Fund to permit inter-fund lending;

5.    To approve a revision to the Fund's investment objective;

6. To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan (only Class B shareholders vote on this proposal);

7. To approve an Amended and Restated Class C 12b-1 Distribution and Service Plan (only Class C shareholders vote on this proposal); and

8. To transact such other business as may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on December 27, 2000, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of Oppenheimer Main Street Funds, Inc. recommends a vote to elect each of the nominees as Director and in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Directors,


Andrew J. Donohue, Secretary
January 19, 2001

     PLEASE RETURN YOUR PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT NO MATTER
                            HOW MANY SHARES YOU OWN.

                                TABLE OF CONTENTS

Proxy Statement                                                         Page

Questions and Answers

Proposal 1: To Elect a Board of Directors

Proposal 2: To ratify the selection of Deloitte & Touche LLP as the independent auditor for the Fund for the fiscal year beginning September 1, 2000

Proposal 3 and 4: Approval of Changes to Certain  Fundamental  Policies of the
            Fund

Introduction to Proposals 3 and 4

Proposal 3: To approve the elimination of certain fundamental investment restrictions of the Fund

Proposal 4: To approve changes to three (3) and the elimination of one (1) fundamental investment restriction of the Fund to permit inter-fund lending.

    Proposal 5:   To approve a revision to the Fund's investment objective

Proposal  6  and  7:  Approval  of  New  Distribution  and  Service  Plan  and
            Agreements for Class B and Class C shares

Introduction to Proposals 6 and 7

Proposal 6: To approve an Amended and Restated Class B 12b-1 Distribution and Service Plan and Agreement (only Class B shareholders vote on this proposal)

Proposal 7: To approve an Amended and Restated Class C 12b-1 Distribution and Service Plan and Agreement (only Class C shareholders vote on this proposal)


EXHIBITS

      A     Amended and Restated Class B 12b-1  Distribution  and Service Plan
and Agreement

      B     Amended and Restated Class C 12b-1  Distribution  and Service Plan
and Agreement

                 OPPENHEIMER  MAIN  STREET  GROWTH  & INCOME  FUND a  series  of
               Oppenheimer Main Street Funds, Inc.
                                 PROXY STATEMENT

QUESTIONS AND ANSWERS

Q.    Who is Asking for My Vote?

A.    Directors of Oppenheimer  Main Street Funds,  Inc. (the  Corporation) on
            behalf of its series Oppenheimer Main Street Growth & Income Fund (the "Fund") have asked that you vote on several matters at the Special Meeting of Shareholders to be held on March 16, 2001.

Q.    Who is Eligible to Vote?

A. Shareholders of record at the close of business on December 27, 2000 are entitled to vote at the Meeting or any adjourned meeting. Shareholders are entitled to cast one vote for each matter presented at the Meeting. The Notice of Meeting, proxy card and proxy statement were mailed to shareholders of record on or about January 19, 2001.

Q.    On What Matters Am I Being Asked to Vote?

A.    You are being asked to vote on the following proposals:

1.    To elect a Board of Directors;

2.    To ratify the  selection  of  Deloitte  & Touche LLP as the  independent auditor for the Fund;

3.    To eliminate certain fundamental investment restrictions of the Fund;

4.    To  approve  changes  to  three  (3)  and  the  elimination  of one  (1)
               fundamental investment restrictions of the Fund to permit inter-fund lending;

5.    To approve a revision to the Fund's investment objective;

6.    To  approve an  Amended  and  Restated  Class B 12b-1  Distribution  and
               Service Plan and Agreement (only Class B shareholders vote on this proposal); and

7.    To  approve an  Amended  and  Restated  Class C 12b-1  Distribution  and
               Service Plan and Agreement (only Class C shareholders vote on this proposal)

Q.    How do the Directors Recommend that I Vote?

A.    The Directors recommend that you vote:

1.    FOR election of all nominees as Directors;

2.    FOR  ratification  of the  selection  of  Deloitte  & Touche  LLP as the independent auditor for the Fund;

3.    FOR  the  elimination  of  each  of the  Fund's  fundamental  investment restrictions proposed to be eliminated;

4.    FOR the  changes or  elimination  of the Fund's  fundamental  investment restrictions proposed for change or elimination;

5.    FOR approval of the revision to the Fund's investment objective;

6.    FOR the adoption of an Amended and Restated  Class B 12b-1  Distribution
               and Service Plan by Class B shareholders; and

7. FOR the adoption of an Amended and Restated Class C 12b-1 Distribution and Service Plan by Class C shareholders.

      Q.    How Can I Vote?

A.    You can vote in three (3) different ways:

o     By mail, with the enclosed ballot
o By telephone, following the simple instructions on the proxy ballot o In person at the Meeting.

               Voting by telephone saves you time and helps reduce the Fund's expenses. Whichever method you choose, please take the time to read the full text of the proxy statement before you vote.

Q.    How Will My Vote Be Recorded?

A. Proxy cards that are properly signed, dated and received at or prior to the Meeting will be voted as specified. If you specify a vote for any of the proposals, your proxy will be voted as indicated. If you sign and date the proxy card, but do not specify a vote for one or more of the proposals, your shares will be voted in favor of the Directors recommendations.

Q.    How Can I Revoke My Proxy?

A. You may revoke your proxy at any time before it is voted by forwarding a written revocation or a later-dated proxy card to the Fund that is received at or prior to the Meeting, or attending the Meeting and voting in person.

Q.    How Can I Get More Information About the Fund?

A. A copy of the Fund's annual report has previously been mailed to Shareholders. If you would like to have copies of the Fund's most recent annual report sent to you free of charge, please call us toll-free at 1.800.525.7048 or write to the Fund at OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado, 80217-5270.

      Q.    Whom Do I Call If I Have Questions?

A.    Please call us at 1.800.525.7048


THIS PROXY STATEMENT IS DESIGNED TO FURNISH SHAREHOLDERS WITH THE INFORMATION
 NECESSARY TO VOTE ON THE MATTERS COMING BEFORE THE MEETING. IF YOU HAVE ANY
                 QUESTIONS, PLEASE CALL US AT 1.800.525.7048.

                 OPPENHEIMER  MAIN  STREET  GROWTH  & INCOME  FUND a  series  of
               Oppenheimer Main Street Funds, Inc.
                                 PROXY STATEMENT

                             Meeting of Shareholders
                            To Be Held March 16, 2001

This statement is furnished to the shareholders of Oppenheimer Main Street Growth & Income Fund (the "Fund") a series of Oppenheimer Main Street Funds, Inc., (the "Corporation") in connection with the solicitation by the Corporation's Board of Directors of proxies to be used at a special meeting of shareholders (the "Meeting") to be held at 6803 South Tucson Way, Englewood, Colorado, 80112, at 3:00 P.M., Mountain time, on March 16, 2001, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about January 19, 2001.

                              SUMMARY OF PROPOSALS

-------------------------------------------------------------------------------
     Proposal                                          Shareholder Voting
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
1.   To elect a Board of Directors                     All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
2.   To ratify the  selection of Deloitte & Touche LLP All
     as the  independent  auditor for the Fund for the
     fiscal year beginning September 1, 2000
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
3.   To   approve   the    elimination    of   certain
     fundamental investment restrictions for the Fund
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     a.  Purchasing securities on margin               All
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     b.  Purchasing  securities  of  issuers  in which All
     Officers or Directors have an interest
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     c.  Investing  in a company  for the  purpose  of All
     acquiring control
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     d.  Investing  in  mineral-related   programs  or All
     leases
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
     e.  Limits  on  investing  in  other   investment All
     companies
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
4.   To approve  changes to three and the  elimination All
     of  one  of  the  Fund's  fundamental  investment
     restrictions to permit inter-fund lending
     c.    Borrowing
     d.    Lending
     e.    Pledging of assets
     f.    Diversification
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
5.   To  approve a revision  to the Fund's  investment All
     objective
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
6.   To approve an Amended and Restated  Class B 12b-1 Class  B   Shareholders
     Distribution and Service Plan and Agreement       only
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
7.   To approve an Amended and Restated  Class C 12b-1 Class  C   Shareholders
     Distribution and Service Plan and Agreement       only
-------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

      At the Meeting, twelve (12) Directors are to be elected to hold office until the next meeting of shareholders called for the purpose of electing Directors and until their successors are duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Directors of the Fund. As a Maryland corporation the Fund does not contemplate holding annual shareholder meetings for the purpose of electing Directors. Thus, the Directors will be elected for indefinite terms until a special shareholder meeting is called for the purpose of voting for Directors and until their successors are properly elected and qualified.

      Each of the nominees (except for Messrs. Armstrong, Cameron and Marshall) currently serves as a Director of the Fund. All of the nominees have consented to be named as such in this proxy statement and have consented to serve as Directors if elected.

      Each nominee indicated below by an asterisk is an "interested person" (as that term is defined in the Investment Company Act of 1940, referred to in this Proxy Statement as the "1940 Act") of the Fund due to the positions indicated with the Fund's investment advisor, OppenheimerFunds, Inc. (the "Manager") or its affiliates, or other positions described. The beneficial ownership of Class A shares listed below includes voting and investment control, unless otherwise indicated below. All of the Directors own shares in one or more of the Denver-based funds in the OppenheimerFunds complex. If a nominee should be unable to accept election, the Board of Directors may, in its discretion, select another person to fill the vacant position.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      December 27, 2000 and % of Class Owned

William L. Armstrong (63)                             0
11 Carriage Lane
Littleton, Colorado 80121

Chairman of the following private mortgage banking companies: Cherry Creek Mortgage Company (since 1991), Centennial State Mortgage Company (since 1994), The El Paso Mortgage Company (since 1993), Transland Financial Services, Inc. (since 1997); Chairman of the following private companies: Frontier Real Estate, Inc. (residential real estate brokerage) (since 1994), Frontier Title (title insurance agency) (since 1995), Great Frontier Insurance (insurance agency) (since 1995) and Ambassador Media Corporation (since 1984); Director of the following public companies: Storage Technology Corporation (computer equipment company) (since 1991), Helmerich & Payne, Inc. (oil and gas drilling/production company) (since 1992), UNUMProvident (insurance company) (since 1991); formerly Director of International Family Entertainment (television channel) (1992 -
1997) and Natec Resources, Inc. (air pollution control equipment and services company) (1991-1995); formerly U.S. Senator (January 1979-January 1991). Director/trustee of 22 investment companies in the OppenheimerFunds complex.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      December 27, 2000 and % of Class Owned

Robert G. Avis (69)*         0
10369 Clayton Road
St. Louis, Missouri 63131

Director since 1993.

Director and President of A.G. Edwards Capital, Inc. (General Partner of private equity funds); formerly, until March 2000, Chairman, President and Chief Executive Officer of A.G. Edwards Capital, Inc.; a Director of A.G. Edwards & Sons and A.G. Edwards Trust Company until March 2000; formerly, until March 1999, Vice Chairman and Director of A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards & Sons, Inc. (its brokerage company subsidiary); until March 1999, Chairman of A.G. Edwards Trust Company and A.G.E. Asset Management (investment advisor). Director/trustee of 23 investment companies in the OppenheimerFunds complex.

George C. Bowen (64)                                  ____________
9224 Bauer Ct.                                        (_______%   of  Class  A
    shares)
Lone Tree, Colorado  80124

Director since 1998.

Formerly (until April 1999) Mr. Bowen held the following positions: Senior Vice President (since September 1987) and Treasurer (since March 1985) of the Manager; Vice President (since June 1983) and Treasurer (since March 1985) of OppenheimerFunds Distributor, Inc. ("Distributor"); Vice President (since October 1989) and Treasurer (since April 1986) of HarbourView Asset Management Corporation; Senior Vice President (since February 1992), Treasurer (since July
1991); Assistant Secretary and a director (since December 1991) of Centennial Asset Management Corporation; President, Treasurer and a director of Centennial Capital Corporation (since June 1989); Vice President and Treasurer (since August 1978) and Secretary (since April 1981) of Shareholder Services, Inc.; Vice President, Treasurer and Secretary of Shareholder Financial Services, Inc. (since November 1989); Assistant Treasurer of Oppenheimer Acquisition Corp. (since March 1998); Treasurer of Oppenheimer Partnership Holdings, Inc. (since November 1989); Vice President and Treasurer of Oppenheimer Real Asset Management, Inc. (since July 1996); Treasurer of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997). Director/trustee of 20 investment companies in the OppenheimerFunds complex.
-------------------
* Director who is an Interested Person of the Fund.

Name, Age, Address                                     Fund             Shares
Beneficially Owned as of
And Five-Year Business Experience      December 27, 2000 and % of Class Owned

Edward L. Cameron (62)      0
Spring Valley Road
Morristown, New Jersey 07960

Formerly (from 1974-1999) a partner with PricewaterhouseCoopers LLP (an accounting firm) and Chairman, Price Waterhouse LLP Global Investment Management Industry Services Group (from 1994-1998). Director/trustee of 17 investment companies in the OppenheimerFunds complex.

Jon S. Fossel (58)                                    0
P.O. Box 44, Mead Street
Waccabuc, New York 10597

Director since 1990.

Formerly (until October 1996) Chairman and a director of the Manager, President and a director of Oppenheimer Acquisition Corp., the Manager's parent holding company, and Shareholder Services, Inc. and Shareholder Financial Services, Inc., transfer agent subsidiaries of the Manager. Director/trustee of 22 investment companies in the OppenheimerFunds complex.

Sam Freedman (60)                                     0
4975 Lakeshore Drive
Littleton, Colorado 80123

Director since 1996.

Formerly (until October 1994) Chairman and Chief Executive Officer of OppenheimerFunds Services; Chairman, Chief Executive Officer and a director of Shareholder Services, Inc.; Chairman, Chief Executive Officer and director of Shareholder Financial Services, Inc.; Vice President and director of Oppenheimer Acquisition Corp.; and a director of OppenheimerFunds, Inc. Director/trustee of 23 investment companies in the OppenheimerFunds complex.

Raymond J. Kalinowski (71)                            0
44 Portland Drive
St. Louis, Missouri 63131

Director since 1988.

Formerly a director of Wave Technologies International, Inc. (a computer products training company), self-employed consultant (securities matters) and director/trustee of 23 investment companies in the OppenheimerFunds complex.

-------------------
* Director who is an Interested Person of the Fund.

Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      December 27, 2000 and % of Class Owned

C. Howard Kast (79)                                         0
2552 East Alameda, #30
Denver, Colorado 80209

Director since 1988.

Formerly Managing Partner of Deloitte, Haskins & Sells (an accounting firm) and director/trustee of 23 investment companies in the OppenheimerFunds complex.

Robert M. Kirchner (79)                               0
7500 E. Arapohoe Road
Suite 250
Englewood, Colorado 80112

Director since 1988.

President of The Kirchner Company (management consultants) and director/trustee of 23 investment companies in the OppenheimerFunds complex.

Bridget A. Macaskill* (52)
Two World Trade Center
New York, New York 10048

Director since 1995.

Chairman (since August 2000), Chief Executive Officer (since September 1995) and a director (since December 1994) of the Manager; President (since September
1995) and a director (since October 1990) of Oppenheimer Acquisition Corp., the Manager's parent holding company; President, Chief Executive Officer and a director (since March 2000) of OFI Private Investments, Inc., an investment adviser subsidiary of the Manager; Chairman and a director of Shareholder Services, Inc. (since August 1994) and Shareholder Financial Services, Inc. (since September 1995), transfer agent subsidiaries of the Manager; President (since September 1995) and a director (since November 1989) of Oppenheimer Partnership Holdings, Inc., a holding company subsidiary of the Manager; President and a director (since October 1997) of OppenheimerFunds International Ltd., an offshore fund management subsidiary of the Manager and of Oppenheimer Millennium Funds plc; a director of HarbourView Asset Management Corporation
(since July 1991) and of Oppenheimer  Real Asset  Management,  Inc.  (since July
1996),  investment adviser  subsidiaries of the Manager; a director (since April
2000) of OppenheimerFunds Legacy Program, a charitable trust program established by the Manager; a director of Prudential Corporation plc (a U.K. financial service company); formerly President of the Manager (June 1991 - August 2000). President and a director/trustee of 56 Oppenheimer funds.
-------------------
* Director who is an Interested Person of the Fund.



Name, Age, Address                     Fund Shares Beneficially Owned as of
And Five-Year Business Experience      December  27,  2000  and  % of  Class
      Owned

F. William Marshall, Jr. (58)                         0
87 Ely Road
Longmeadow, Massachusetts 01106

Formerly Chairman (1999) SIS & Family Bank, F.S.B. (formerly SIS Bank); President, Chief Executive Officer and Director (1993-1999), SIS Bankcorp., Inc. and SIS Bank (formerly, Springfield Institution for Savings); Executive Vice President (1999), Peoples Heritage Financial Group, Inc.; Chairman and Chief Executive Officer (1990-1993), Bank of Ireland First Holdings, Inc. and First New Hampshire Banks; Trustee (since 1996), MassMutual Institutional Funds (open-end investment company); Trustee (since 1996), MML Series
Investment Fund (open-end investment company). Director/trustee of 16 investment companies in the OppenheimerFunds complex.

 James C. Swain* (66)                                 0
 6803 South Tucson Way
 Englewood, Colorado 80112

 Director since 1988.

 Vice Chairman of the Manager (since September 1988); formerly President and a director of Centennial Asset Management Corporation, an investment advisor subsidiary of the Manager and Chairman of the Board of Shareholder Services, Inc. Director/trustee and Chairman of the Board of 23 investment companies in the OppenheimerFunds complex.
-------------------
* Director who is an Interested Person of the Fund.

      Under the Investment Company Act of 1940 (the "1940 Act"), the Board of Directors may fill vacancies on the Board of Directors or appoint new
Directors only if, immediately thereafter, at least two-thirds of the Directors will have been elected by shareholders. Currently, four ( Mr. Avis, Mr. Bowen, Mr. Freedman and Ms. Macaskill) of the Corporation's Directors have not been elected by shareholders. In addition, the Board of Directors has nominated Mr. Armstrong, Mr. Cameron and Mr. Marshall to become independent Directors of the Fund. In light of the fact that only five of the Fund's Directors have been elected by shareholders, it follows that a meeting of shareholders needs to be held to elect Directors.

      Under the 1940 Act, the Fund is also required to call a meeting of shareholders promptly to elect Directors if at any time less than a majority of the Directors have been elected by shareholders. By holding a meeting to elect Directors at this time, the Fund may be able to delay the time at which another shareholder meeting is required for the election of Directors, which will result in a savings of the costs associated with holding a meeting.

      The primary responsibility for the management of the Fund rests with the Board of Directors. The Directors meet regularly to review the activities of the Fund and of the Manager, which is responsible for its day-to-day operations. Six regular meetings of the Directors were held during the fiscal year ended August 31, 2000. Each of the incumbent Directors was present for at least 75% of the meetings held of the Board and of all committees on which that Director served. The Directors have appointed an Audit Committee, comprised of Messrs. Kast (Chairman) and Kirchner, neither of whom is an "interested person," as defined in the 1940 Act, of the Manager or the Fund. Mr. Cameron will become a member of the Audit Committee if approved as a Director of the Fund by shareholders. The Committee met four times during the fiscal year ended August 31, 2000. The Board of Directors does not have a standing nominating or compensation committee. The Audit Committee furnishes the Board with recommendations regarding the selection of the independent auditor. The other functions of the Committee include (i) reviewing the methods, scope and results of audits and the fees charged; (ii) reviewing the adequacy of the Fund's internal accounting procedures and controls; (iii) establishing a separate line of communication between the Fund's independent auditors and its independent Directors, and selecting and nominating the independent Directors.

      The Directors who are not affiliated with the investment advisor ("Non-affiliated Directors") are paid a retainer plus a fixed fee from the Fund for attending each meeting and are reimbursed for expenses incurred in connection with attending such meetings. Each of the current Directors also serves as directors or trustees of other Denver-based investment companies in the OppenheimerFunds complex. Each Fund for which they serve as a director or trustee pays a share of these expenses.

      The officers of the Fund are affiliated with the Manager. They and the Directors of the Fund who are affiliated with the Manager (Ms. Macaskill and Mr. Swain) receive no salary or fee from the Fund. The remaining Directors of the Fund received the compensation shown below from the Fund during the fiscal year ended August 31, 2000, and from all of the Denver-based Oppenheimer funds (including the Fund) for which they served as Director, Trustee or Managing General Partner during the calendar year ended December 31, 1999. Compensation is paid for services in the positions below their names:

--------------------------------------------------------------------------------
Director's Name and         Aggregate    Number of Boards       Total
Other Positions             Compensation Within  Oppenheimer    Compensation
                            from Fund 3  Funds Complex on       From all
                                         Which Director Served  Oppenheimer
                                         as of 12/31/00         Funds1
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert G. Avis              $9,287       23                     $67,998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
George C. Bowen             $5,802       20                     $23,879
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Jon. S. Fossel              $9,706       22                     $66,586
Review Committee Member 2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Sam Freedman                $10,106      23                     $73,998
Chairman, Review Committee2
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Raymond J. Kalinowski       $9,803       23                     $73,248
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
C. Howard Kast              $11,006      23                     $78,873
Chairman, Audit Committee,
Review Committee Member
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Robert M. Kirchner          $9,614       23                     $69,248
Audit Committee Member2
--------------------------------------------------------------------------------
1.    For the 1999 calendar year.
2. Committee position held during a portion of the period shown. 3. For the Fund's fiscal year end 8/31/00. Effective July 1, 2000 Ned M. Steel and William
A. Baker resigned as Directors of the Fund and subsequently became Directors Emeritus of the Fund. For the fiscal year ended August 31, 2000, Messers. Steel and Baker each received $9,287 aggregate compensation from the Fund and for the calendar year ended December 31, 1999, each received $67,998 total compensation from all Denver-based Oppenheimer funds.

      The Board of Directors has also adopted a Deferred Compensation Plan for Non-affiliated Directors that enables Directors to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. As of December 31, 2000, none of the Directors elected to do so. Under the plan, the compensation deferred by a Director is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Director. The amount paid to the Director under the plan will be determined based upon the performance of the selected funds. Deferral of Directors' fees under the plan will not materially affect the Fund's assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Director or to pay any particular amount of compensation to any Director.

      Each officer of the Fund is elected by the Directors to serve an annual term. Information is given below about the executive officers who are not Directors of the Fund, including their business experience during the past five years. Messrs. Donohue, Wixted, Bishop, Zack and Farrar serve in a similar capacity with several other funds in the OppenheimerFunds complex.

Name, Age, Address and Five-Year Business Experience

Charles Albers, Vice President and Portfolio Manager, Age: 60.
Two World Trade Center, New York, New York 10048-0203

Senior Vice President of the Manager (since June 1998); a Certified Financial Analyst; an officer of other Oppenheimer funds. From 1972 until April 28, 1998, portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Nikolaos D. Monoyios, Vice President and Portfolio Manager, Age: 51. Two World Trade Center, New York, New York 10048-0203

Vice President of the Manager (since June 1998); a Certified Financial Analyst; an officer of other Oppenheimer funds. From 1979 until April 28, 1998, portfolio manager at Guardian Investor Services, the investment management subsidiary of The Guardian Life Insurance Company.

Andrew J. Donohue, Secretary since 1996; Age: 50
Two World Trade Center, New York, New York 10048

Executive Vice President and Secretary (since January 1993), General Counsel (since October 1991) and a Director (since September 1995) of the Manager;
Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of the Distributor; Executive Vice President, General Counsel and a director of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and (since September 1995) Oppenheimer Partnership Holdings, Inc.; President and a director of Centennial Asset Management Corporation (since September 1995); President, General Counsel and a director of Oppenheimer Real Asset Management, Inc. (since July 1996); General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; Vice President and a director of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); a director (since April 2000) of OppenheimerFunds Legacy Program, a charitable trust program sponsored by the Manager; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer since April, 1999; Age: 41
6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since April 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc. (since April 1999); Assistant Treasurer of Oppenheimer Acquisition Corp. (since April 1999); Assistant Secretary of Centennial Asset Management Corporation (since April 1999); formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995); and Vice President and Accounting Manager, Merrill Lynch Asset Management (November 1987
- September 1991).

Robert G. Zack, Assistant Secretary since 1988; Age: 52
Two World Trade Center, New York, New York 10048

Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager, Assistant Secretary of Shareholder Services, Inc. (since May 1985), and Shareholder Financial Services, Inc. (since November
1989); Assistant Secretary of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds.

Robert J. Bishop, Assistant Treasurer since April 1994; Age: 42
6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

Scott T. Farrar, Assistant Treasurer since April 1994; Age: 35
6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller for the Manager.

All officers serve at the pleasure of the Board.

As of December 27, 2000, the Directors and officers as a group beneficially owned ____________ shares, or less than 1% of the outstanding Class A, Class B or Class C shares of the Fund.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE AS DIRECTOR.

PROPOSAL 2: RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

      The Board of Directors of Oppenheimer Main Street Funds, Inc., including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Corporation or the Manager, selected Deloitte & Touche LLP ("Deloitte") as auditors of the Fund for the fiscal year beginning September 1, 2000. Deloitte also serves as auditors for the Manager and certain other funds for which the Manager acts as investment advisor. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Deloitte as auditors. Representatives of Deloitte are not expected to be present at the Meeting but will have the opportunity to make a statement if they desire to do so and will be available should any matter arise requiring their presence.

THE BOARD OF DIRECTORS RECOMMENDS APPROVAL OF THE SELECTION OF DELOITTE & TOUCHE LLPAS AUDITORS OF THE FUND.

    PROPOSALS 3 and 4: APPROVAL OF THE ELIMINATION OR CHANGES TO CERTAIN FUNDAMENTAL POLICIES OF THE FUND

Introduction to Proposals 3 and 4

      The Fund is subject to certain investment restrictions which govern the Fund's investment activities. Under the 1940 Act, certain investment restrictions are required to be "fundamental," which means that they can only be changed by a shareholder vote. An investment company may designate additional restrictions as fundamental, and it may also adopt "non-fundamental"
restrictions, which may be changed by the Directors without shareholder approval. The Fund has adopted certain fundamental investment restrictions that are set forth in its Statement of Additional Information, which cannot be changed without the requisite shareholder approval described below under "Further Information about Voting at the Meeting." Restrictions that the Fund has not specifically designated as being fundamental are considered to be "non-fundamental" and may be changed by the Directors without shareholder approval.

      After the Fund was established in 1988, certain legal and regulatory requirements applicable to registered investment companies (also referred to as "funds") changed. For example, certain restrictions imposed by state laws and regulations were preempted by the National Securities Markets Improvement Act of 1996 ("NSMIA") and therefore are no longer applicable to funds. As a result of NSMIA, the Fund currently is subject to several fundamental investment restrictions that are either more restrictive than required under current law, or which are no longer required at all. A number of the fundamental restrictions that the Fund has adopted in the past also reflect regulatory, business or industry conditions, practices or requirements which at one time, for a variety of reasons, led to the imposition of limitations on the management of the Fund's investments. With the passage of time, the development of new practices and changes in regulatory standards, several of these fundamental restrictions are considered by Fund management to be unnecessary or unwarranted. In addition other fundamental restrictions reflect federal regulatory requirements which remain in effect, but which are not required to be stated as fundamental restrictions. Accordingly, the Directors recommend that the Fund's shareholders approve the amendment or elimination of certain of the Fund's current fundamental investment restrictions. Certain sub-proposals request that shareholders approve the elimination of a fundamental investment restriction. If those sub-proposals are approved by shareholders, the Board may adopt non-fundamental investment policies or modify existing non-fundamental investment policies at any time without shareholder approval. The purpose of each sub-proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objectives and policies and to standardize the Fund's policy in this area to one which is expected to become standard for all Oppenheimer funds. The proposed standardized restrictions satisfy current federal regulatory requirements and are written to provide flexibility to respond to future legal, regulatory, market or technical changes.

      By  both  standardizing  and  reducing  the  total  number  of  investment restrictions that can be changed only by a shareholder vote, the Directors believe that it will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject, and that the Fund will be able to minimize the costs and delays associated with holding future shareholder meetings to revise fundamental investment restrictions that have become outdated or inappropriate. The Directors also believe that the investment advisor's ability to manage the Fund's assets in a changing investment environment will be enhanced, and that investment management opportunities will be increased by these changes.

      The proposed standardized changes will not affect the Fund's investment objective. Although the proposed changes in fundamental investment restrictions will provide the Fund greater flexibility to respond to future investment opportunities, the Board does not anticipate that the changes, individually or in the aggregate, will result in a material change in the level of investment risk associated with investment in the Fund. The Board does not anticipate that the proposed changes will materially affect the manner in which the Fund is managed. If the Board determines in the future to change materially the manner in which the Fund is managed, the prospectus will be amended.

      The recommended changes are specified below. Shareholders are requested to vote on each Sub-Proposal in Proposal 3 separately. If approved, the effective date of these Proposals may be delayed until the Fund's updated Prospectus and/or Statement of Additional Information can reflect the changes. If any Sub-Proposal in Proposal 3 is not approved or if Proposal 4 is not approved, the fundamental investment restriction covered in that Proposal or Sub-Proposal will remain unchanged.

    PROPOSAL 3: TO APPROVE THE ELIMINATION OF CERTAIN FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUND

A.  Purchasing Securities on Margin

      The Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing securities on margin. The existing restriction is not required to be a fundamental restriction under the 1940 Act. It is proposed that this current fundamental investment restriction prohibiting purchases of securities on margin be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

            The Fund cannot purchase securities on margin. However, the Fund can make margin deposits when using hedging instruments permitted by any of its other policies.

      Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Fund's current fundamental investment restriction prohibits it from purchasing securities on margin, except the Fund can make margin deposits in connection with its use of hedging instruments. Policies of the SEC allow mutual funds to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. In the futures markets, "margin" payments are akin to a "performance bond," rather than a loan to purchase securities as is the case in the securities markets. As a result, futures margins typically range from 2-5% of the value of the underlying contract and are marked-to-market on a daily basis.

      Elimination of this fundamental investment restriction is unlikely to affect the management of the Fund. The 1940 Act prohibitions on margin and short sales will continue to apply to the Fund. Elimination of this restriction would not affect the Fund's ability to purchase securities on margin.

B. Purchasing Securities of Issuers in Which Officers or Directors Have an Interest

      The Fund is currently subject to a fundamental investment restriction prohibiting it from purchasing the securities of an issuer if the officers and directors of the Fund or the Manager individually own 1/2 of 1% of such securities and together own more than 5% of such securities. It is proposed that the current fundamental restriction be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

             The Fund cannot invest in or hold securities of any issuer if officers and Directors of the Fund or the Manager individually beneficially own more than 1/2 of 1% of the securities of that issuer and together own more than 5% of the securities of that issuer.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

C.  Investing in a Company for the Purpose of Acquiring Control

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in portfolio companies for the purpose of acquiring control. It is proposed that the current fundamental restriction be eliminated. Although the Fund has no intention of investing for the purpose of acquiring control of a company, it believes that this restriction is unnecessary, and may, in fact reduce possible investment opportunities. The current fundamental investment restriction is set forth below.

                                     Current

            The Fund cannot invest in companies for the purpose of acquiring control or management of those companies.

      Elimination of the above fundamental investment restriction is not expected to have a significant impact on the Fund's investment practices or management because the Fund currently has no intention of investing in companies for the purpose of obtaining or exercising management or control. A Fund might be considered to be investing for control if it purchases a large percentage of the securities of a single issuer. This restriction was intended to ensure that a mutual fund would not be engaged in the business of managing another company.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

D.  Investing in Mineral-Related Programs or Leases

      The Fund is currently subject to a fundamental investment restriction prohibiting it from investing in mineral-related programs or leases. It is proposed that the current fundamental restriction be eliminated. The current fundamental restriction is set forth below.

                                     Current

             The Fund cannot invest in oil, or gas exploration or development programs.

      This restriction was originally adopted to address state or "Blue Sky" requirements in connection with the registration of shares of the Fund for sale in a particular state or states. The Board recommends that shareholders eliminate this fundamental investment restriction. Under NSMIA, this restriction no longer applies to the Fund. In addition, the Board believes that its elimination could increase the Fund's flexibility when choosing investments in the future.

E.  Limits on Investing in Other Investment Companies

      The Fund currently is subject to a fundamental investment limitation concerning its investments in other investment companies. It is proposed that this current fundamental policy prohibiting the Fund's investments in other open-end investment companies and limiting the Fund's investments in closed-end investment companies and small business investment companies to no more than 5% of its net assets be eliminated. The current fundamental investment policy is set forth below.

                                     Current

             The Fund cannot invest in other open-end investment companies or invest more than 5% of its net assets through open market purchases in closed-end investment companies, including small business investment companies. The Fund cannot make any such investment at commission rates in excess of normal brokerage commissions.

      The existing policy is not required to be a fundamental investment policy under the 1940 Act, and is more restrictive than the requirements of the 1940 Act. Elimination of this fundamental restriction will allow the Fund to purchase securities of other investment companies to the extent permitted by law, regulation and exemptions, subject to approval by the Board of Directors.

      If this proposed change is approved by shareholders, the Fund would be permitted, subject to Board approval, to invest all its assets in one or more investment companies advised by the Manager or a subsidiary. Other than the possibility of adopting this "fund of funds" structure, which the Manager is not proposing at this time, the Fund currently has no plan to invest a significant purchases of shares of other investment companies. A "fund of funds" arrangement may result in the duplication of certain expenses.

      The purpose of this proposal is to provide the Fund with the maximum flexibility permitted by law to pursue its investment objective and to conform the Fund's policy in this area to one which is expected to become standard for all Oppenheimer funds. The Board believes that standardized policies will assist the Fund and the Manager in maintaining compliance with the various investment restrictions to which the Oppenheimer funds are subject.

    THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE EACH SUB-PROPOSAL DESCRIBED ABOVE

    PROPOSAL   4:   APPROVE   CHANGES   TO  CERTAIN   FUNDAMENTAL   INVESTMENT
    RESTRICTIONS OF THE FUND

      Proposal Number 4 is composed of four separate proposed changes to the Fund's current investment policies. The Board believes that under appropriate circumstances, the Fund should be permitted to lend money to and borrow money from other Oppenheimer mutual funds (referred to as "inter-fund lending") and pledge its assets as collateral for the loan as explained in the following proposals. All four of these proposals must be approved together if the inter-fund lending arrangements are to be implemented and shareholders are requested to vote to approve or disapprove all three together.

A.  Borrowing.

      The 1940 Act imposes certain restrictions on the borrowing activities of registered investment companies. The restrictions on borrowing are generally designed to protect shareholders and their investment by restricting a fund's ability to subject its assets to claims of creditors who might have a claim to the fund's assets that would take priority over the claims of shareholders. A fund's borrowing restriction must be a fundamental investment restriction.

      Under the 1940 Act, a fund may borrow from banks up to one-third of its total assets (including the amount borrowed). In addition, a fund may borrow up to 5% of its total assets for temporary purposes from any person. Section 18 of the 1940 Act deems a loan temporary if it is repaid within 60 days and not extended or renewed. Funds typically borrow money to meet redemptions in order to avoid forced, unplanned sales of portfolio securities. This technique allows a fund greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

      The Board proposes that the Fund's restriction on borrowing be amended to permit the Fund to borrow from banks and/or affiliated investment companies up to one-third of its total assets (including the amount borrowed). As amended, the Fund's restriction on borrowing would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities of the Fund as defined in the 1940 Act.

      The current and proposed fundamental investment restrictions are set forth below.

  Current

 The Fund can borrow money from banks on an unsecured basis and invest the borrowed funds to increase its securities holdings. The Fund may borrow only if it maintains a 300% ratio of assets to borrowings at all times.
Proposed

The Fund cannot borrow money in excess of 331/3% of the value of its total assets (including the amount borrowed). The Fund may borrow only from banks and/or affiliated investment companies. With respect to this fundamental policy, the Fund can borrow only if it maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act of 1940.

      The current restriction on borrowing states that the Fund may borrow from banks. The Board proposes that this restriction be amended to permit the Fund to borrow money from banks and/or from affiliated investment companies provided such borrowings do not exceed 331/3% of its total assets and the Fund maintains the 300% asset coverage required under the 1940 Act.

      Permitting the Fund to borrow money from affiliated funds (for example, those funds in the OppenheimerFunds complex) would afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. The Trustees believe that the Fund may be able to obtain lower interest rates on its borrowings from affiliated funds than it would through traditional bank channels.

      Current law prohibits the Fund from borrowing from other funds of the OppenheimerFunds complex. Before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC. Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds. The Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted, even if applied for. Until the SEC has approved an inter-fund lending application, the Fund will not engage in borrowing from affiliated investment companies.

      The Fund will not borrow from affiliated funds unless the terms of the borrowing arrangement are at least as favorable as the terms the Fund could otherwise negotiate with a third party. To assure that the Fund will not be disadvantaged by borrowing from an affiliated Fund, certain safeguards may be implemented. An example of the types of safeguards which the SEC may require may include some or all of the following: the fund will not borrow money from affiliated funds unless the interest rate is more favorable than available bank loan rates; the Fund's borrowing from affiliated funds must be consistent with its investment objective and investment policies; the loan rates will be determined by a pre-established formula based on quotations from independent banks; if the Fund has outstanding borrowings from all sources greater than 10% of its total assets, then the Fund must secure each additional outstanding inter-fund loan by the pledge of segregated collateral; the Fund cannot borrow from an affiliated fund in excess of 125% of its total redemptions for the preceding seven days; each inter-fund loan may be repaid on any day by the Fund; and the Trustees will be provided with a report of all inter-fund loans and the Trustees will monitor all such borrowings to ensure that the Fund's participation is appropriate.

      In determining to recommend the proposed amendment to shareholders for approval, the Board considered the possible risks to the Fund from participation in the inter-fund lending program. There is a risk that a borrowing fund could have a loan called on one days' notice. In that circumstance, the borrowing fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. The Board considered that the benefits to the Fund of participating in the program outweigh the possible risks to the Fund from such participation.

      Shareholders are being asked to approve an amendment to the Fund's fundamental policy on borrowing and are also being asked to approve an amendment to the Fund's fundamental restriction on lending, pledging of assets, and diversification as described below. If this Proposal 5 is adopted, the Fund, subject to its investment objectives and policies and SEC approval, will be able to participate in the inter-fund lending program as both a lender and a borrower.

B.  Lending.

   Under the 1940 Act, a fund's restriction regarding lending must be fundamental. Under its current restriction, the Fund is permitted to enter into repurchase agreements, which may be considered a loan, and is permitted to lend its portfolio securities.

      It is proposed that the current fundamental restriction be amended to permit the Fund to lend its assets to affiliated investment companies (for example, other funds in the OppenheimerFunds complex). In addition, the Fund also proposes to clearly state that investments in debt instruments or other similar evidences of indebtedness are not prohibited by the Fund's investment restriction on making loans. Before an inter-fund lending arrangement can be established, the Fund must obtain approval from the SEC. Implementation of inter-fund lending would be accomplished consistent with applicable regulatory requirements, including the provisions of any order the SEC might issue to the Fund and other Oppenheimer funds. The Fund has not yet decided to apply for such an order and there is no guarantee any such order would be granted, even if applied for. Until the SEC has approved an inter-fund lending application, the Fund will not engage in lending with affiliated investment companies. As amended, the restriction on lending for the Fund would remain a fundamental restriction changeable only by the vote of a majority of the outstanding voting securities as defined in the 1940 Act of the Fund. The current and proposed fundamental investment restrictions are set forth below.

-----------------------------------------
                Current
-----------------------------------------
-----------------------------------------
The Fund cannot lend money except in
connection with the acquisition of debt
securities which the Fund's investment
policies and restrictions permit it to
purchase.  The Fund can also make loans
of portfolio securities, subject to
restrictions stated under "Loans of
Portfolio Securities."
-----------------------------------------

-----------------------------------------
                Proposed
-----------------------------------------
-----------------------------------------
The Fund cannot make loans except (a) through
lending of securities, (b) through the
purchase of debt  instruments  or similar
evidences of  indebtedness,  (c) through an
interfund  lending  program  with other
affiliated  funds,  and (d) through repurchase
agreements.
-----------------------------------------


      The reason for lending money to an affiliated fund is that the lending fund may be able to obtain a higher rate of return than it could from interest rates on alternative short-term investments. To assure that the Fund will not be disadvantaged by making loans to affiliated funds, certain safeguards will be implemented. An example of the types of safeguards which the SEC may require may include some or all of the following: the Fund will not lend money to affiliated funds unless the interest rate on such loan is determined to be reasonable under the circumstances; the Fund may not make interfund loans in excess of 7.5% of its net assets; an interfund loan to any one affiliated fund shall not exceed 5% of the Fund's net assets; an interfund loan may not be outstanding for more than seven days; each interfund loan may be called on one business day's notice; and the Manager will provide the Directors reports on all inter-fund loans demonstrating that the Fund's participation is appropriate and that the loan is consistent with its investment objectives and policies.

      When the Fund lends assets to another affiliated fund, the lending fund is subject to credit risks that the borrowing fund may fail to repay the loan. The Directors believe that the risk is minimal.

C.  Pledging of Assets.


      The Fund is currently subject to a fundamental investment restriction that prohibits pledging of its assets. It is proposed that this current fundamental investment restriction be eliminated. The current fundamental investment restriction is set forth below.

                                     Current

             The Fund cannot pledge, mortgage or otherwise encumber, transfer or assign any of its assets to secure a debt. Collateral arrangements for premium or margin payments in connection with hedging instruments are not deemed to be a pledged assets.


      The existing restriction is not required to be fundamental under the 1940 Act, and therefore, the Board believes that the Fund should be provided with the maximum flexibility permitted by law to pursue its investment objectives. The 1940 Act prohibitions on borrowing (as reflected in the Fund's non-fundamental policy on borrowing) would continue to apply, whereby the Fund may borrow from banks and invest the borrowed funds in portfolio securities provided that the value of the Fund's assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). Therefore, the Fund will be able to pledge up to 33 1/3 % of its total assets for borrowing money.

D.  Diversification.

      The Fund is currently subject to a fundamental investment restriction concerning the diversification of Fund assets. It is proposed that this current restriction be amended to exclude securities of other investment companies from the restriction. As amended, the restriction would remain fundamental, changeable only by the vote of a majority of the outstanding voting securities of that Fund as defined in the 1940 Act. The current and proposed fundamental investment restrictions are set forth below.

                                     Current

         The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limitation applies only to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities.

                                Proposed

         The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or it would then own more than 10% of that issuer's voting securities. This limit applies to 75% of the Fund's total assets. The limit does not apply to securities issued by the U.S. Government or any of its agencies or instrumentalities, or securities of other investment companies.

      The percentage limits in the current and proposed fundamental investment restrictions are imposed by the 1940 Act. It is proposed that the current restriction be amended to permit the Fund to lend its assets to affiliated investment companies (for example, other funds in the OppenheimerFunds complex), as discussed above. Although this change also would permit the Fund to enter into a fund-of-funds arrangement if permitted by a SEC exemptive order to which the Fund is a party, the Fund currently does not anticipate participating in a fund-of-funds arrangement by investing in securities of other investment companies. Nonetheless, if the Fund entered into a fund-of-funds arrangement in the future, such an arrangement may result in the duplication of expenses.


    THE  BOARD OF  DIRECTORS  UNANIMOUSLY  RECOMMENDS  THAT YOU  APPROVE  THIS
    PROPOSAL

PROPOSAL 5:  APPROVAL OF A REVISION TO THE FUND'S INVESTMENT OBJECTIVE

      The current investment objective of the Fund is to seek a high total return, which includes current income and capital appreciation in the value of its shares, from equity and debt securities. The Fund currently invests mainly in common stocks of U.S. companies of different capitalization ranges, presently focusing on large-capitalization issuers. The Fund currently does not emphasize investments in debt securities, such as bonds and debentures. As of November 30, 2000, the percentage of net assets invested in debt securities was less than 1% of the Fund's invested net assets.

      Therefore, the Board recommends revising the Fund's investment objective to more accurately describe the investment policies of the Fund.

-----------------------------------------
      Current Investment Objective
-----------------------------------------
-----------------------------------------
The Fund seeks a high total return, which includes current income and capital appreciation in the value of its shares, from equity and debt securities.
-----------------------------------------

-----------------------------------------
      Revised Investment Objective
-----------------------------------------
-----------------------------------------
The Fund seeks a high total return.
-----------------------------------------


      If the change is approved, the investment objective of the fund will remain seeking high total return. Total Return is generally comprised of both capital appreciation and current income. The Board believes that the shorter proposed investment objective more accurately describes the investment objective of the fund and the way that the fund is managed. Accordingly, the Board does not believe this change will change have a material impact on the Fund or the investment policies of the Fund.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL

    PROPOSALS 6 and 7: APPROVAL OF AMENDED AND RESTATED DISTRIBUION AND SERVICE PLANS FOR CLASS B AND CLASS C SHARES.

Introduction to Proposals 6 and 7

At a meeting of the Board of Directors held February 29, 2000, the Manager proposed the adoption of Distribution and Service Plans for Class B and Class C shares (the "Proposed Plans"). The Proposed Plans are "compensation type plans" instead of the current "reimbursement type plans" (the "Current Plans"). The Fund's Board of Directors, including a majority of the Independent Directors,* approved the Amended and Restated Distribution and Service Plans, subject to shareholder approval, and determined to recommend the proposed plans for approval by the Class B and Class C shareholders, respectively. The differences between the Current Plans and the Proposed Plans are described below in Proposals 6 & 7.

-----------------
* Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund or the Manager and who have no direct or indirect financial interest in the operation of the Fund's 12b-1 plans or in any related agreements.

Analysis of the Proposed Plans by the Board of Directors. In considering whether to recommend the Proposed Plans for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board, including the Independent Directors, did not single out any factor or group of factors as being more important than other factors, but considered such matters together in arriving at its decision. The Board found that there is a reasonable likelihood that the Proposed Plans benefit the Fund and its Class B and Class C shareholders by providing financial incentives to financial intermediaries to attract new Class B and Class C shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Proposed Plans enable the Fund and the Distributor to offer investors in the Fund alternative ways to purchase shares. These arrangements allow the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Distributor identified two main difficulties with the Current Plans. These involve accurately following certain distribution expenses when exchanges among the funds occur, and the Distributor's inability to recover its distribution-related expenses incurred when funds enter into reorganization agreements.

The Fund and the other mutual funds in the OppenheimerFunds complex have arrangements so that a shareholder of one fund may exchange his or her shares for the shares of one or more other Oppenheimer funds. Frequently, a shareholder will enter into a number of exchanges.

The Distributor advised the Board that it could not at this time design and implement an expedient and cost-effective accounting system to follow expenses of the sales commission, service fee payment and other distribution-related expenses on a per share basis as exchanges occur. As a result, the Distributor may not receive full reimbursement for its distribution-related expenses under the Current Plans.

It occasionally happens that, for various reasons, it is desirable for one fund to reorganize into another fund when it is anticipated that such a reorganization will benefit the funds involved. When reorganizations occur, the Distributor currently must write off and thus is unable to recover previously spent, but unrecovered, distribution expenses for the fund which will go out of existence.

The compensation type plans proposed for approval will eliminate the foregoing difficulties and allow the Distributor to continue to provide exchanges and reorganizations without having to risk the loss of, in some cases, substantial amounts of money previously spent for distribution. The Proposed Plans expressly provide that the distribution and administrative support services under the plans may be rendered in connection with Class B and Class C shares issued by the Fund in exchange for other Oppenheimer funds and in a reorganization with another mutual fund.

The Distributor advised the Board that under the Proposed Plans, it will be able to track its expenses of distribution for the OppenheimerFunds complex, and that it will also be able reasonably to identify its distribution costs with respect to the Fund and each other Oppenheimer fund by allocating the Distributor's distribution expenses among the funds in the complex according to sales. While not a precise method, the Board concluded that this method of allocating distribution expenses to the Fund is a reasonable manner by which to identify the Distributor's expenses in distributing the Fund's shares. The payments under the proposed Plans will remain subject to the limits imposed on asset-based sales charges by the NASD.

The Board considered that a wide range of different situations might occur in the future regarding the sale and redemption of Fund shares. It is possible under the current reimbursement Plans for the Fund's payments to be substantially reduced or cease when limited to reimbursement to the Distributor for its costs. The Board concluded that this type of situation is unlikely to occur. The Board also recognized that superior investment performance could result in larger amounts paid by the Fund under the Proposed Plans and the Distributor's recovery of more Plan payments from the Fund than the Distributor had expended on the Fund. Other differing scenarios were also reviewed.

The level of annual payments by the Fund under the Proposed Plans will not increase over, and are not anticipated to be less than, the amounts currently paid by the Fund. Under the Proposed Plans, however, over time, the Fund's Plan payments may exceed the amount which the Fund might pay under the Current Plans. The length of time over which the Fund's payments will continue under the Proposed Plans is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plans, thus potentially increasing the amount of Plan payments which reduce the dividends and total return on Fund shares. For the Class B plan, the Board also recognized that Class B shares convert to Class A shares at the end of six years after their purchase.

The Board concluded that it is extremely difficult to predict purchases, sales and exchanges by shareholders, and how future individual, market and economic events may influence individual investor decisions. The Board thus concluded that it is not reasonably possible to determine with any degree of certainty at this time whether the Fund will pay more under the Proposed Plans than it would under the Current Plans. The Distributor has agreed to provide the Board with certain quarterly reports as to the amount of payments made by the Fund under the Proposed Plans and the purpose for which payments were made (similar to what the Board now receives under the Current Plans). The Distributor will provide extensive annual reports to the Board which set forth the Distributor's allocated distribution-related expenses and recovery of money by the Distributor from the asset-based sales charges and contingent deferred sales charges, and information on sales, redemptions and exchanges of Fund shares and related data. The Board determined that under these quarterly and annual reports, the Board will be provided with adequate information about the payments which the Fund makes to the Distributor, about the payments which the Distributor makes and receives in connection with the distribution of the Fund's shares, and about the Distributor's other distribution expenses. The Board anticipates that with this information, the Board will be able to review each year the benefits which the Fund is receiving from the Plan payments it makes to determine if the Fund is benefiting at a level commensurate with those payments.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Directors concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Directors concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, shareholders may redeem shares, or not buy more shares, and if assets decline, expenses may increase on a per share basis. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Directors recognize that the Manager will benefit from the Proposed Plans through larger investment advisory fees resulting from an increase in Fund assets, since its investment advisory fees are based upon a percentage of net assets of the Fund. The Board was also advised by the Manager that a compensation plan could possibly decrease the time necessary for the Distributor to recover, and could possibly increase the likelihood that the Distributor might actually recover, the costs of distributing Class B or Class C shares. If either were to occur, the profits of the Manager, which is the parent company of the Distributor, would be increased. The Board, including each of the
Independent Directors, determined that the Proposed Plans are in the best interests of the Fund, and that their adoption has a reasonable likelihood of benefiting the Fund and its Class B and Class C shareholders, respectively. In its annual review of the Proposed Plans, the Board will consider the continued appropriateness of the Distribution and Service Plans, including the level of payments provided for therein.

PROPOSAL 6: APPROVAL OF AN AMENDED AND RESTATED CLASS B 12b-1 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

Class B shares were first offered to the public on October 3, 1994. In connection with the initial public offering of these shares, the Fund had previously adopted a Distribution and Service Plan and Agreement (the "Distribution and Service Plan") for Class B shares which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge.

At a meeting of the Board of Directors held February 29, 2000, the Manager proposed the adoption of an Amended and Restated Distribution and Service Plan (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." The Fund's Board of Directors, including a majority of the Independent Directors, approved the new Distribution and Service Plan, subject to shareholder approval, and determined to recommend the Distribution and Service Plan and Agreement for approval by the shareholders. A copy of the Proposed Distribution and Service Plan is attached as Exhibit A to this proxy statement, and is hereby submitted to Class B shareholders for approval.

Description of the Distribution and Service Plans. Under both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current
Plan"), the Fund makes payments to the Distributor for its services in connection with the distribution of Class B shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class B shares outstanding for no more than six years, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

Service Fee. Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class B shareholders and for maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Proposed and Current Plans to retain service fee payments for rendering such services.

Service fee payments under the Proposed and Current Plans by the Distributor to Recipients are made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class B shares held in accounts of the Recipient or its customers. The Distributor retains the service fee during the first year shares are outstanding. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The main difference between the Proposed and Current Plan for the payment of the service fee is that under the Current Plan, the Fund reimburses the Distributor for service fee payments made to Recipients. Under the Proposed Plan, the Fund will pay the Distributor a service fee at a flat rate of 0.25% per annum without regard to the Distributor's expenses. Under the Current Plan, the full 0.25% service fee paid by the Fund is, in effect, passed through the Distributor and paid to Recipients for the Recipient's services in servicing accounts and personal services to account holders. It is not anticipated that this arrangement will change under the Proposed Plan, and the amount of service fee payments by the Fund is not expected to change.

Asset-Based Sales Charge. The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to reimburse the Distributor for its expenses in rendering services in connection with the distribution of the Fund's Class B shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients; (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and (v) any services rendered by the Distributor that a Recipient may render as described above.

The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution  of the  Fund's  Class B  shares.  Under  the  Proposed  Plan,  the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class B shares may include:
(i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class B shares; (ii) paying compensation  to and  expenses  of  personnel  of the  Distributor  who  support distribution of Class B shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance and administrative support services for Class B shares; and (iv) paying certain other direct distribution expenses.

Other distribution assistance rendered by Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class B shares by the Recipient, and providing such other information and services in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Proposed Plan provides that payments may be made in connection with Class B shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party. Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 3.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Proposed Plan also provides that the Distributor may pay to the dealer on a quarterly basis the service fee and the asset-based sales charge payable on Class B shares in lieu of paying the sales commission of 3.75% and the advance of the service fee at the time of purchase. The Distributor retains the service fee and the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. Thereafter, the Distributor pays the service fee to Recipients and retains the asset-based sales charge. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class B shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses from the Fund's payments to the Distributor under the Class B Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed before the end of six years of their purchase, as described in the Fund's prospectus.

Like the Current Plan, the Proposed Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Plan. Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination.

Like the service fee, the main difference between the Proposed and Current Plan regarding payment of the asset-based sales charge is that under the Current Plan, the Fund reimburses the Distributor for its services rendered and under the Proposed Plan, the Fund will pay the Distributor at a flat rate of 0.75% per annum without regard to the Distributor's expenses. As discussed above, it is possible that the Fund will, over time, pay more under the Proposed Plan than under the Current Plan. This is due to the fact that the length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time than under the Current Plan.

Additional Information. Both Plans have the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended August 31, 2000 were $76,558,354 (1.00% of the Fund's average net assets represented by Class B shares during that period), of which the Distributor paid $473,408 to an affiliate of the Distributor and retained $62,624,462 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor.

If the Class B shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval and continue in effect until December 31, 2001 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding Class B shares. Each Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Directors. If the Class B shareholders do not approve this Proposal, the Current Plan will remain in effect.

Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund or the Manager is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

Under either Plan, the Board of Directors may determine that no payment for service fees or asset-based sales charge will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Directors. Under both Plans, the Board of Directors has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Rule 12b-1 of the 1940 Act permits the Fund to adopt the Plans and each Plan conforms with the rules of the National Association of Securities Dealers.


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL

PROPOSAL 7: APPROVAL OF AN AMENDED AND RESTATED CLASS C 12b-1 DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

Class C shares were first offered to the public on December 1, 1993. In connection with the initial public offering of these shares, the Fund had previously adopted a Distribution and Service Plan and Agreement (the "Distribution and Service Plan") for Class C shares which permits the Fund to pay on an annual basis up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual net assets as an asset-based sales charge.

At a meeting of the Board of Directors held February 29, 2000, the Manager proposed the adoption of an Amended and Restated Distribution and Service Plan (the "Proposed Plan") which is a "compensation type plan" instead of the current "reimbursement type plan." The Fund's Board of Directors, including a majority of the Independent Directors, approved the Amended and Restated Distribution and Service Plan, subject to shareholder approval, and determined to recommend for approval by the Class C shareholders. A copy of the Proposed Distribution and Service Plan is attached as Exhibit B to this proxy statement.

Description of the Distribution and Service Plans. Under both the Proposed Plan and the current Distribution and Service Plan and Agreement (the "Current
Plan"), the Fund makes payments to the Distributor in connection with the distribution of Class C shares and the personal service and maintenance of accounts that hold Class C shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum of Class C shares, and also pays the Distributor a service fee of 0.25% per annum, each of which is computed on the average annual net assets of Class C shares of the Fund.

Service Fee. Under the Proposed Plan and the Current Plan, the Distributor pays certain brokers, dealers, banks or other persons or entities ("Recipients") a service fee of 0.25% for providing personal services to Class C shareholders and for maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class C shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of accounts, as the Distributor or the Fund may reasonably request.

Service fee payments under the Proposed and Current Plans by the Distributor to Recipients are made (i) in advance for the first year Class C shares are outstanding, following the purchase of shares, in an amount equal to 0.25% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.25% of the net asset value of Class C shares held in accounts of the Recipient or its customers. In the event Class C shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The main difference between the Proposed and Current Plan for the payment of the service fee is that under the Current Plan, the Fund reimburses the Distributor for service fee payments made to Recipients. Under the Proposed Plan, the Fund will pay the Distributor a service fee at a flat rate of 0.25% per annum without regard to the Distributor's expenses. Under the Current Plan, the full 0.25% service fee paid by the Fund is, in effect, passed through the Distributor and paid to Recipients for the Recipient's services in servicing accounts and personal services to account holders. It is not anticipated that this arrangement will change under either plan, and the amount of service fee payments by the Fund is not expected to change.

Asset-Based Sales Charge. The Current Plan, a reimbursement type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to reimburse the Distributor for its expenses in rendering services in connection with the distribution of the Fund's Class C shares. Under the Current Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class C shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class C shares, and/or paying such persons advance service fee payments in advance of and/or in amounts greater than, the amount provided for in the Plan; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients; (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters; (iv) other direct distribution costs of the type approved by the Board, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and (v) any services rendered by the Distributor that a Recipient may render as described above.

The Proposed Plan, a compensation type plan, provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class C shares outstanding to compensate the Distributor for providing distribution assistance in connection with the distribution of the Fund's Class C shares. Under the Proposed Plan, the distribution assistance and administrative support services rendered by the Distributor in connection with the distribution of Class C shares may include:
(i) paying sales commissions to any broker, dealer, bank or other person or entity that sells and services the Fund's Class C shares, and/or paying such persons advance service fee payments in advance of and/or in amounts greater than, the amount provided for in the Plan; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class C shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for interest and other borrowing costs of the Distributor's unreimbursed expenses, incurred in rendering distribution assistance and administrative support services for Class C shares; and (iv) paying certain other direct distribution expenses.

Other distribution assistance rendered by Recipients under either Plan may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class C shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Class C shares by the Recipient, and providing such other information and services in connection with the distribution of Class C shares as the Distributor or the Fund may reasonably request.

The Proposed Plan provides that payments may be made in connection with Class C shares acquired (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (iii) pursuant to a plan of reorganization to which the Fund is a party.

Under both Plans, the Distributor pays sales commissions from its own resources to Recipients at the time of sale currently equal to 0.75% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.25%. The Distributor retains the service fee and the asset-based sales charge during the first year shares are outstanding to recoup the sales commissions it pays, the advances of service fee payments it makes, and its financing costs. The Distributor plans to pay the asset-based sales charge as an ongoing commission to Recipients on Class C shares that have been outstanding for a year or more. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without paying a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of Class C shares of the Fund.

Like the Current Plan, the Proposed Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class C shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the service fee and the asset-based sales charge could be continued by the Board after termination.

Like the service fee, the main difference between the Proposed and Current Plan regarding payment of the asset-based sales charge is that under the Current Plan, the Fund reimburses the Distributor for its services rendered and under the Proposed Plan, the Fund will pay the Distributor at a flat rate of 0.75% per annum without regard to the Distributor's expenses. As discussed above, it is possible that the Fund will, over time, pay more under the Proposed Plan than under the Current Plan. This is due to the fact that the length of time over which the Fund's payments will continue under the Proposed Plan is not limited by any reimbursement factor, and the Fund's payments may thus continue for a longer period of time under the Current Plan.

Additional Information. Both Plans have the effect of increasing annual expenses of Class C shares of the Fund by up to 1.00% of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the Current Plan for the fiscal year ended August 31, 2000 were $20,041,200 (1.00% of the Fund's average net assets represented by Class C shares during that period), of which the Distributor paid $296,468 to an affiliate of the Distributor and retained $5,748,527 as reimbursement for Class C sales commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor.

If the Class C shareholders approve this Proposal, the Proposed Plan shall, unless terminated as described below, become effective upon shareholder approval and continue in effect until December 31, 2001 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Directors and its Independent Directors by a vote cast in person at a meeting called for the purpose of voting on such continuance. Either Plan may be terminated at any time by a vote of a majority of the Independent Directors or by a vote of the holders of a majority (as defined in the 1940 Act) of the Fund's outstanding Class C shares. Each Plan may not be amended to increase materially the amount of payments to be made without approval by Class C shareholders. All material amendments must be approved by a majority of the Independent Directors. If Class C shareholders do not approve the Proposed Plan, the Current Plan will remain in effect.

Each of the Proposed Plan and the Current Plan provides that while it is in effect, the selection and nomination of those Directors of the Fund who are not "interested persons" of the Fund or the Manager is committed to the discretion of the Independent Directors. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Directors.

Under either Plan, the Board of Directors may determine that no payment for service fees or asset-based sales charge will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be fixed from time to time by a majority of the Independent Directors. Under both Plans, the Board of Directors has set the fee at the maximum rate and set no minimum amount. Each Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Rule 12b-1 of the 1940 Act permits the Fund to adopt the Plans and each Plan conforms with the rules of the National Association of Securities Dealers.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU APPROVE THIS PROPOSAL

                           INFORMATION ABOUT THE FUND

      The SEC requires that the following information be provided to the Fund's shareholders.

Fund Information. As of December 27, 2000, the Fund had _______________ shares outstanding, consisting of _______________Class A, _______________ Class B and _______________ Class C shares. Each share has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share).


Beneficial Owners. Occasionally, the number of shares of the Fund held in "street name" accounts of various securities dealers for the benefit of their clients may exceed 5% of the total shares outstanding. As of December 27, 2000, Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers, 4800 Deer Lake Drive, Jacksonville, FL 32246, held _______________or ____% of the outstanding Class B shares of the Fund and _______________or _____% of the outstanding Class C shares of the Fund.

The Manager, the Distributor and the Transfer Agent. Subject to the authority of the Board of Directors, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. OppenheimerFunds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor (the "Distributor") of the Fund's shares. OppenheimerFunds Services, a division of the Manager, located at 6803 South Tucson Way, Englewood, CO 80112, serves as the transfer and shareholder servicing agent (the "Transfer Agent") for the Funds for an annual per account fee.

The Manager (including subsidiaries and affiliates) currently manages investment companies, including other Oppenheimer funds, with assets of more than $125 billion as of September 30, 2000, and with more than 5 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). The Manager, the Distributor and OAC are located at Two World Trade Center, New York, New York 10048. MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851.

The common stock of OAC is divided into three classes. Effective as of August 1, 1997, OAC declared a ten for one stock split. At June 30, 2000, on a post-split basis, MassMutual held (i) all of the 21,600,000 shares of Class A voting stock,
(ii) 11,016,945 shares of Class B voting stock, and (iii) 18,620,836 shares of Class C non-voting stock. This collectively represented 92.7% of the outstanding common stock and 91.7% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held (i) 2,583,890 shares of the Class B voting stock, representing 4.7% of the outstanding common stock and 7.3% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 1,253,446 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and Bridget A. Macaskill, who serves as a Director of the Fund.

Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price. From the period July 1, 1999 to June 30, 2000, the only transactions on a post-split basis by persons who serve as Directors of the Fund were by Mr. Swain who exercised 50,000 options to Mass Mutual for a cash payment of $1,712,000, and Ms. Macaskill who exercised 434,873 options to Mass Mutual for a cash payment of $14,770,051.

The names and principal occupations of the executive officers and directors of the Manager are as follows: Bridget A. Macaskill, Chairman, President, Chief Executive Officer and a director; James C. Swain, Vice Chairman; John Murphy, President, Chief Operating Officer; Jeremy Griffiths, Executive Vice President and Chief Financial Officer; O. Leonard Darling, Vice Chairman, Executive Vice President and Chief Investment Officer; Andrew J. Donohue, Executive Vice President, General Counsel and a director; George Batejan,
Executive Vice President and Chief Information Officer, Craig Dinsell, Loretta McCarthy, James Ruff and Andrew Ruotolo, Executive Vice Presidents; Brian W. Wixted, Senior Vice President and Treasurer; Charles Albers, Victor Babin, Bruce Bartlett, Robert A. Densen, Ronald H. Fielding, Robert B. Grill, Robert Guy, Steve Ilnitzki, Lynn Oberist Keeshan, Thomas W. Keffer, Avram Kornberg, Christopher Leavy, John S. Kowalik, Andrew J. Mika, David Negri, David Robertson, Richard Rubinstein, Arthur Steinmetz, John Stoma, Jerry A. Webman, William L. Wilby, Donna Winn, Carol Wolf, Kurt Wolfgruber, Robert G. Zack, and Arthur J. Zimmer, Senior Vice Presidents. These officers are located at one of the three offices of the Manager: Two World Trade Center, New York, NY 10048-0203; 6803 South Tucson Way, Englewood, CO 80112; and 350 Linden Oaks, Rochester, NY 14625-2807.

Custodian. The Bank of New York, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets.

Reports to Shareholders and Financial Statements. The Annual Report to Shareholders of the Fund, including financial statements of the Fund for the fiscal year ended August 31, 2000, has previously been sent to all shareholders. Upon request, shareholders may obtain without charge a copy of the Annual Report or the Semi-Annual Report as of February 29, 2000 by writing the Fund at the address above or calling the Fund at 1.800.525.7048.

FURTHER INFORMATION ABOUT VOTING AND THE MEETING

Solicitation of Proxies. The cost of preparing, printing and mailing the proxy ballot, notice of meeting, and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation by letter, telephone or otherwise, will be paid by the Fund. In addition to solicitations by mail, officers of the Fund or officers and employees of OppenheimerFunds Services, without extra compensation, may conduct additional solicitations personally or by telephone. Any expenses so incurred will be borne by OppenheimerFunds Services.

Proxies also may be solicited by a proxy solicitation firm hired at the Fund's expense to assist in the solicitation of proxies. As the Meeting date approaches, certain shareholders of the Fund may receive a telephone call from a representative of the solicitation firm if their vote has not yet been received. Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of the Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. These procedures have been reasonably designed to ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, the last four digits of the shareholder's social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), the number of shares owned and to confirm that the shareholder has received the Proxy Statement and ballot in the mail. If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposals listed on the proxy ballot, and ask for the shareholder's instructions on such proposals. The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the Proxy Statement. The solicitation firm representative will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.

It is anticipated that the cost of engaging a proxy solicitation firm would not exceed $30,000 plus the additional costs that would be incurred in connection with contacting those shareholders who have not voted, which can be substantial. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

If the shareholder wishes to participate in the Meeting, but does not wish to give his or her proxy telephonically, the shareholder may still submit the proxy ballot originally sent with the Proxy Statement in the postage paid envelope provided or attend in person. Should shareholders require additional information regarding the proxy or a replacement proxy ballot, they may contact us toll-free at 1.800.525.7048. Any proxy given by a shareholder, whether in writing or by telephone, is revocable as described below under the paragraph entitled "Revoking a Proxy."

Please take a few moments to complete your proxy promptly. You may do so via facsimile, telephonically or by mailing the proxy card in the postage paid envelope provided. You also may cast your vote by attending the Meeting in person.

Telephone Voting. The Fund has arranged to have votes recorded by telephone. The voting procedures used in connection with telephone voting are designed to authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. Shareholders must enter a unique control number found on their respective proxy ballots before providing voting instructions by telephone. After a shareholder provides his or her voting instructions, those instructions are read back to the shareholder and the shareholder must confirm his or her voting instructions before disconnecting the telephone call.

Voting By Broker-Dealers. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted by applicable stock exchange rules) as record holder vote such shares for the election of Directors and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted. A "broker non-vote" is deemed to exist when a proxy received from a broker indicates that the broker does not have discretionary authority to vote the shares on that matter. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans. Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as Shares for which voting instructions from the Fund's other shareholders have been timely received.

Quorum. A majority of the shares outstanding and entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Shares over which broker-dealers have discretionary voting power, shares that represent broker non-votes and shares whose proxies reflect an abstention on any item are all counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists.

Required Vote. Approval of Proposals 1 and 2 require a majority vote of the outstanding shares present at the meeting. Approval of Proposals 3 through 5 requires the affirmative vote of a majority of the outstanding voting securities of the Fund voting in the aggregate and not by class. Proposal 6 requires the affirmative vote of a majority of the outstanding Class B shares. Proposal 7 requires the affirmative vote of a majority of the outstanding Class C shares. As defined in the 1940 Act, the vote of a majority of the outstanding shares means the vote of (1) 67% or more of the Fund's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy; or (2) more than 50% of the Fund's outstanding shares, whichever is less.

How are votes counted? The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy is received and properly executed, or in accordance with the instructions you provide if you vote by telephone. You may direct the proxy holders to vote your shares on a proposal by checking the appropriate box "FOR" or "AGAINST," or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box. Alternatively, you may simply sign, date and return your proxy ballot with no specific instructions as to the proposals. If you properly execute and return a proxy but fail to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named in this Proxy Statement for Trustee and in favor of each Proposal.

Shares of the Fund may be held by insurance company separate accounts for the benefit of insurance company contract holders. If the insurance company does not timely receive voting instructions from contract holders with respect to such Shares, the insurance company will vote such Shares, as well as Shares the insurance company itself owns, in the same proportion as Shares for which voting instructions from contract holders are timely received

Revoking a Proxy. You may revoke your previously granted proxy at any time before it is exercised (1) by delivering a written notice to the Fund expressly revoking your proxy if that proxy is received in time to be acted upon, (2) by signing and forwarding to the Fund a later-dated proxy if that proxy is received in time to be acted upon, or (3) by attending the Meeting and casting your votes in person.

Shareholder Proposals. The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the shareholders (for certain matters and under special conditions described in the Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in a Fund's proxy statement for a particular meeting. Those rules require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either (i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.

                                  OTHER MATTERS

      The Board does not intend to bring any matters before the Meeting other than Proposals 1 through 7 and the Board and the Manager are not aware of any other matters to be brought before the Meeting by others. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

      In the event sufficient votes in favor of one or more Proposals set forth in the Notice of Meeting of Shareholders are not received by the date of the Meeting, the persons named in the enclosed proxy may propose and approve one or more adjournments of the Meeting. If a quorum is present but sufficient votes in favor of one or more of the Proposals have not been received, the persons named as proxies may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy in favor of such an adjournment if they determine that additional solicitation is warranted and in the interests of the Fund's shareholders. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

                                    By Order of the Board of Directors,



                                    Andrew J. Donohue, Secretary
                                    January 19, 2001

                                                                       EXHIBIT A
                 OPPENHEIMER  MAIN  STREET  GROWTH  & INCOME  FUND A  series  of
               Oppenheimer Main Street Funds, Inc.
                              AMENDED AND RESTATED
                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                      With
                       OppenheimerFunds Distributor, Inc.
                              For Class B shares of
                 Oppenheimer Main Street Growth & Income Fund

This Distribution and Service Plan and Agreement (the "Plan") is dated as of the __ day of _______, 2001, by and between Oppenheimer Main Street Funds, Inc. on behalf of its series, Oppenheimer Main Street Growth & Income Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b) "Independent Directors" shall mean the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

      (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.

      (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution assistance services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions,
(2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

             (i) Administrative Support Services Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge). Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding until such Shares are redeemed or converted to another class of shares of the Fund, provided however, that a majority of the Independent Directors may, but are not obligated to, set a time period (the "Fund Maximum Holding Period") from time to time for making such payments. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

            The distribution assistance to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")).

      (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1) distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Directors. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

            (i) Service Fee. In consideration of the administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Directors.

            Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five
(45) days of the end of each calendar quarter: (i) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, the Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

            The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge) Payments. In its sole discretion and irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor may make distribution assistance fee payments to a Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers until such Shares are redeemed or converted to another class of shares of the Fund, provided however, that a majority of the Independent Directors may, but are not obligated, to set a time period (the "Recipient Maximum Holding Period") for making such payments. Distribution assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

            The distribution assistance to be rendered by the Recipients in connection with the sale of Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

      (c) A majority of the Independent Directors may at any time or from time to time increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or direct the Distributor to set, eliminate or modify any Minimum Holding Period, Minimum Qualified Holdings, Fund Maximum Holding Period and/or Recipient Maximum Holding Period, and/or to provide for split requirements so that different time periods apply to shares afforded different shareholder privileges or other features, including without limitation, different Minimum Holding Periods, Fund Maximum Holding Periods and/or Recipient Maximum Holding Periods for shares held subject to systematic withdrawal plans. The Distributor shall notify all Recipients of any Minimum Holding Period, Minimum Qualified Holdings, Fund Maximum Holding Periods and/or Recipient Maximum Holding Period that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus, statement of additional information or supplement to current prospectus or statement of additional information shall constitute sufficient notice.

    (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e) Under the Plan, payments may also be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.

(f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion, a majority of the Fund's Independent Directors at any time may remove any broker, dealer, bank or other person or entity as a Recipient, where upon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. The Distributor has no obligation to pay any Service Fees or Distribution Assistance Fees to any Recipient if the Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of the incumbent Disinterested Directors. Nothing herein shall prevent the incumbent Disinterested Directors from soliciting the views or the involvement of others in such selection or nominations as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding Class B voting shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and
(v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Directors cast in person at a meeting called on February 29, 2000, for the purpose of voting on this Plan, and shall take effect as of the date first set forth above. Unless terminated as hereinafter provided, it shall continue in effect until renewed by the Board in accordance with the Rule and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

      This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class B Shareholders at a meeting called for that purpose, and all material amendments must be approved by a vote of the Board and of the Independent Directors.

       This Plan may be terminated at any time by vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class B voting shares. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.


                                          Oppenheimer Main Street Funds, Inc.
                                          On behalf of its series  Oppenheimer
                                          Main Street Growth & Income Fund


                                          By:  ___________________
                                                Andrew J. Donohue
                                                Secretary

                                          OppenheimerFunds Distributor, Inc.


                                          By: __________________________
                                                Katherine P. Feld
                                                Vice President and Secretary

                                                       EXHIBIT B

                 OPPENHEIMER  MAIN  STREET  GROWTH  & INCOME  FUND A  series  of
               Oppenheimer Main Street Funds, Inc.
                              AMENDED AND RESTATED
                  DISTRIBUTION AND SERVICE PLAN AND AGREEMENT
                                      With
                       OppenheimerFunds Distributor, Inc.
                              For Class C shares of
                 Oppenheimer Main Street Growth & Income Fund

This Distribution and Service Plan and Agreement (the "Plan") is dated as of the ____day of ____________, 2001, by and between Oppenheimer Main Street Funds, Inc. on behalf of its series Oppenheimer Main Street Growth & Income Fund (the "Fund") and OppenheimerFunds Distributor, Inc. (the "Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class C shares of the Fund (the "Shares"), contemplated by Rule 12b-1 as it may be amended from time to time (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Fund may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Rule 2830 of the Conduct Rules of the National Association of Securities Dealers, Inc., or any applicable amendment or successor to such rule (the "NASD Conduct Rules") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution to which the Fund is subject under any order on which the Fund relies, issued at any time by the U.S. Securities and Exchange Commission ("SEC").

2.    Definitions.  As used in this Plan,  the following  terms shall have the
      -----------
following meanings:

      (a) "Recipient" shall mean any broker, dealer, bank or other person or entity which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan.

      (b) "Independent Directors" shall mean the members of the Fund's Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating to this Plan.

      (c) "Customers" shall mean such brokerage or other customers or investment advisory or other clients of a Recipient, and/or accounts as to which such Recipient provides administrative support services or is a custodian or other fiduciary.
      (d) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or (ii) such Recipient's Customers, but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that more than one person or entity would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books as determined by the Distributor shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.    Payments  for  Distribution   Assistance  and  Administrative  Support
      ------------------------------------------------------------------------
Services.
---------

      (a) Payments to the Distributor. In consideration of the payments made by the Fund to the Distributor under this Plan, the Distributor shall provide administrative support services and distribution services to the Fund. Such services include distribution assistance and administrative support services rendered in connection with Shares (1) sold in purchase transactions, (2) issued in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (3) issued pursuant to a plan of reorganization to which the Fund is a party. If the Board believes that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard. For such services, the Fund will make the following payments to the Distributor:

            (i) Administrative Support Service Fees. Within forty-five (45) days of the end of each calendar quarter, the Fund will make payments in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during that calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"). Such Service Fee payments received from the Fund will compensate the Distributor for providing administrative support services with respect to Accounts. The administrative support services in connection with Accounts may include, but shall not be limited to, the administrative support services that a Recipient may render as described in Section 3(b)(i) below.

            (ii) Distribution Assistance Fees (Asset-Based Sales Charge. Within ten (10) days of the end of each month, the Fund will make payments in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge"). Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor for providing distribution assistance in connection with the sale of Shares.

      The distribution assistance services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other person or entity that sells Shares, and/or paying such persons "Advance Service Fee Payments" (as defined below) in advance of, and/or in amounts greater than, the amount provided for in Section 3(b) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients; (iii) obtaining financing or providing such financing from its own resources, or from an affiliate, for the interest and other borrowing costs of the Distributor's unreimbursed expenses incurred in rendering distribution assistance and administrative support services to the Fund; and (iv) paying other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those prospectuses furnished to current holders of the Fund's shares ("Shareholders")).

      (b) Payments to Recipients. The Distributor is authorized under the Plan to pay Recipients (1) distribution assistance fees for rendering distribution assistance in connection with the sale of Shares and/or (2) service fees for rendering administrative support services with respect to Accounts. However, no such payments shall be made to any Recipient for any quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, that may be set from time to time by a majority of the Independent Directors. All fee payments made by the Distributor hereunder are subject to reduction or chargeback so that the aggregate service fee payments and Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by the NASD Conduct Rules. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient or retain such payments if the Distributor qualifies as a Recipient.

      In consideration of the services provided by Recipients, the Distributor shall make the following payments to Recipients:

            (i) Service Fee. In consideration of administrative support services provided by a Recipient during a calendar quarter, the Distributor shall make service fee payments to that Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, that may be set from time to time by a majority of the Independent Directors.

      Alternatively, the Distributor may, at its sole option, make the following service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter: (A) "Advance Service Fee Payments" at a rate not to exceed 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings, sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (B) service fee payments at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one (1) year. At the Distributor's sole option, Advance Service Fee Payments may be made more often than quarterly, and sooner than the end of the calendar quarter. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated to and will repay the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such Shares were held to one (1) year.

       The administrative support services to be rendered by Recipients in connection with the Accounts may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

            (ii)   Distribution   Assistance  Fee  (Asset-Based   Sales  Charge)
Payments. Irrespective of whichever alternative method of making service fee payments to Recipients is selected by the Distributor, in addition the Distributor shall make distribution assistance fee payments to each Recipient quarterly, within forty-five (45) days after the end of each calendar quarter, at a rate not to exceed 0.1875% (0.75% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers for a period of more than one (1) year. Alternatively, at its sole option, the Distributor may make distribution assistance fee payments to a Recipient quarterly, at the rate described above, on Shares constituting Qualified Holdings owned beneficially or of record by the Recipient or its Customers without regard to the 1-year holding period described above. Distribution assistance fee payments shall be made only to Recipients that are registered with the SEC as a broker-dealer or are exempt from registration.

      The distribution assistance to be rendered by the Recipients in connection with the sale of Shares may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Shareholders, providing compensation to and paying expenses of personnel of the Recipient who support the distribution of Shares by the Recipient, and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.

       (c) A majority of the Independent Directors may at any time or from time to time (i) increase or decrease the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rates set forth above, and/or (ii) direct the Distributor to increase or decrease any Minimum Holding Period, any maximum period set by a majority of the Independent Directors during which fees will be paid on Shares constituting Qualified Holdings owned beneficially or of record by a Recipient or by its Customers (the "Maximum Holding Period"), or Minimum Qualified Holdings. The Distributor shall notify all Recipients of any Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period that are established and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty
(30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a supplement or amendment to or revision of the prospectus of the Fund shall constitute sufficient notice.

      (d) The Service Fee and the Asset-Based Sales Charge on Shares are subject to reduction or elimination under the limits to which the Distributor is, or may become, subject under the NASD Conduct Rules.

      (e) Under the Plan, payments may also be made to Recipients: (i) by OppenheimerFunds, Inc. ("OFI") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OFI), from its own resources, from Asset-Based Sales Charge payments or from the proceeds of its borrowings, in either case, in the discretion of OFI or the Distributor, respectively.


      (f) Recipients are intended to have certain rights as third-party beneficiaries under this Plan, subject to the limitations set forth below. It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares that entitle it to payments under the Plan. If either the Distributor or the Board believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor or the Board of Directors still is not satisfied after the receipt of such report, either may take appropriate steps to terminate the Recipient's status as a Recipient under the Plan, whereupon such Recipient's rights as a third-party beneficiary hereunder shall terminate. Additionally, in their discretion a majority of the Fund's Independent Directors at any time may remove any broker, dealer, bank or other person or entity as a Recipient, whereupon such person's or entity's rights as a third-party beneficiary hereof shall terminate. Notwithstanding any other provision of this Plan, this Plan does not obligate or in any way make the Fund liable to make any payment whatsoever to any person or entity other than directly to the Distributor. The Distributor has no obligation to pay any Service Fees or Distribution Assistance Fees to any Recipient if the Distributor has not received payment of Service Fees or Distribution Assistance Fees from the Fund.

4. Selection and Nomination of Directors. While this Plan is in effect, the selection and nomination of persons to be Directors of the Fund who are not "interested persons" of the Fund ("Disinterested Directors") shall be committed to the discretion of the incumbent Disinterested Directors. Nothing herein shall prevent the incumbent Disinterested Directors from soliciting the views or the involvement of others in such selection or nomination as long as the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Directors.

5. Reports. While this Plan is in effect, the Treasurer of the Fund shall provide written reports to the Fund's Board for its review, detailing the amount of all payments made under this Plan and the purpose for which the payments were made. The reports shall be provided quarterly, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Directors or by a vote of the holders of a "majority" (as defined in the 1940
Act) of the Fund's outstanding voting Class C shares; (ii) such termination shall be on not more than sixty days' written notice to any other party to the agreement; (iii) such agreement shall automatically terminate in the event of its "assignment" (as defined in the 1940 Act); (iv) such agreement shall go into effect when approved by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such agreement; and
(v) such agreement shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and of its Independent Directors cast in person at a meeting called on February 29, 2000, for the purpose of voting on this Plan and shall take effect as of the date first set forth above. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 2000 and thereafter from year to year or as the Board may otherwise determine but only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Directors cast in person at a meeting called for the purpose of voting on such continuance.

      This Plan may not be amended to increase materially the amount of payments to be made under this Plan, without approval of the Class C Shareholders at a meeting called for that purpose and all material amendments must be approved by a vote of the Board and of the Independent Directors.

      This Plan may be terminated at any time by a vote of a majority of the Independent Directors or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding Class C voting shares. In the event of such termination, the Board and its Independent Directors shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.


                                    Oppenheimer Main Street Funds, Inc.
                                    On behalf of its series, Oppenheimer
                                    Main Street Growth & Income Fund



                                    by:  ___________________
                                        Andrew J. Donohue
                                        Secretary


                                    OppenheimerFunds Distributor, Inc.



                                    by:  __________________________
                                         Katherine P. Feld
                                          Vice President and Secretary


sharedata\proxies\200\mainstreet\700_proxy-def00.doc

Bridget A. Macaskill
President and                                         OppenheimerFunds Logo
Chief Executive Officer                               Two World Trade Center,
34th Floor                                                  New York, NY
10048-0203
                                                800.525.7048
                                                www.oppenheimerfunds.com

                                                January 19, 2001
Dear Oppenheimer Main Street Growth & Income Fund Shareholder,

      We have scheduled a shareholder meeting on March 16, 2001 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

    Your Board of Directors believes the matters being proposed for approval are in the best interests of the Fund and its shareholders and recommends a vote "for" the election of Directors and for each Proposal. Regardless of the number of shares you own, it is important that your shares be represented and voted. So we urge you to consider these issues carefully and make your vote count.

How do you vote?

    To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. You also may vote telephonically by calling the toll-free number on the proxy ballot. Using a touch-tone telephone to cast your vote saves you time and helps reduce the Fund's expenses. If you vote by telephone, you do not need to mail the proxy ballot.

    Remember, it can be expensive for the Fund--and ultimately for you as a shareholder--to remail ballots if not enough responses are received to conduct the meeting. If you do not vote after a reasonable amount of time, you may receive a telephone call from a proxy solicitation firm asking you to vote.

What are the issues?

o Election of Directors. You are being asked to consider and approve the election of twelve Directors. You will find detailed information on the Directors in the enclosed proxy statement.

o Ratification of Auditors. The Board is asking you to ratify the selection of Deloitte & Touche LLP as independent auditors of the Fund for the current fiscal year.

o Revision of Investment Objective. Your approval is requested to revise the Fund's investment objective.

o     Approval of Elimination of Certain Fundamental Investment
   Restrictions. Your approval is requested to eliminate certain fundamental investment restrictions of the Fund.

o Approval of a Change to a Fundamental Investment Restriction. Your approval is requested to change a fundamental investment restriction of the Fund.

o Approval of Distribution and Service Plan for Class B Shares (Class B shareholders only). Class B shareholders are asked to approve the Fund's Amended and Restated Class B 12b-1 Distribution and Service Plan.

o Approval of Distribution and Service Plan for Class C Shares (Class C shareholders only). Class C shareholders are asked to approve the Fund's Amended and Restated Class C 12b-1 Distribution and Service Plan.

      Please read the enclosed proxy statement for complete details on these proposals. Of course, if you have any questions, please contact your financial advisor, or call us at 1-800-525-7048. As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.

                                          Sincerely,

                                          Bridget A. Macaskill's signature
Enclosures
XP0700.003.0800